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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 14, 2004


                             DEL MONTE FOODS COMPANY
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   001-14335                  13-3542950
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

              One Market @ The Landmark
              San Francisco, California                            94105
       (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (415) 247-3000


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On January 14, 2004, Del Monte Foods Company entered into an underwriting agreement relating to the sale by selling stockholders of 12,000,000 shares of Del Monte Foods Company common stock pursuant to a Registration Statement on Form S-3 (File No. 333-108625).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

1.1 Underwriting Agreement dated as of January 14, 2004 among Del Monte Foods Company, Goldman, Sachs & Co., TPG Partners, L.P. and TPG Parallel I, L.P.
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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Del Monte Foods Company

Date: January 15, 2004                  By: /s/ James Potter
                                            -----------------------------------
                                            Name: James Potter
                                            Title: Secretary